Exhibit 99.4

8i Acquisition 2 Corp. and EUDA Health Limited Complete Business Combination

Singapore, November 17, 2022 – 8i Acquisition 2 Corp. (the “Company” or “LAX”) (NASDAQ: LAX), a publicly traded special purpose acquisition company, today announced the completion of its business combination (the “Business Combination”) with EUDA Health Limited (“EUDA Health”), a Singapore-based digital health platform that aims to make healthcare more affordable, accessible, and improve the patient experience by delivering improved outcomes through personalized healthcare.

The combined company will operate under the name “EUDA Health Holdings Limited” and will be led by Founder and Chief Executive Officer Dr. Kelvin Chen. Commencing at the open of trading on November 18, 2022, the combined company’s ordinary shares and warrants will trade on Nasdaq Stock Market under the symbols “EUDA” and “EUDAW,” respectively.

Upon completion of the Business Combination, all remaining LAX units will separate into their underlying components, which consist of one ordinary share, one redeemable warrant, and one right. Every two redeemable warrants entitle the holder to purchase one ordinary share and every ten rights entitle the holder to receive one ordinary share.

The transaction was approved by LAX’s stockholders at the special meeting held on November 10, 2022.

“The completion of this business combination transaction represents a significant step forward in our mission: To make healthcare more affordable and accessible, while improving the patient experience and healthcare outcomes through personalized healthcare,” said EUDA Health Founder & CEO Dr. Kelvin Chen. “Becoming a public company enables EUDA Health to further enhance its platform ecosystem and expand its comprehensive, end-to-end care throughout the Asia Pacific region and beyond. We are grateful for the support of the LAX leadership team throughout this transaction and are committed to providing lasting value to our shareholders, patients, and business partners.”

James Meng Dong Tan, CEO & Director of 8i Acquisition 2 Corp., commented: “On behalf of LAX’s leadership and our investors, we would like to congratulate the EUDA Health team on a successful business combination. EUDA Health’s differentiated AI platform is a defining approach to personalized healthcare and on the cutting-edge of driving true patient empowerment. Our belief in EUDA Health’s value proposition, significant market opportunity, and growth prospects continues to grow and we look forward to continuing our partnership.”

Loeb & Loeb LLP acted as the U.S. legal advisor to LAX. Kaufman & Canoles, P.C. acted as the U.S. legal advisor to EUDA Health.

About EUDA Health Limited

EUDA Health Limited is a Singapore-based health technology company that operates a first-of-its-kind Southeast Asian digital healthcare ecosystem aimed at making healthcare affordable and accessible, and improving the patient experience by delivering better outcomes through personalized healthcare. The company’s proprietary unified AI platform quickly assesses a patient’s medical history, triages a condition, digitally connects patients with clinicians, and predicts optimal treatment outcomes. EUDA Health’s holistic approach supports patients throughout all stages of care, including wellness and prevention, urgent care and emergencies, pre-existing conditions, and aftercare services.

About 8i Acquisition 2 Corp.

8i Acquisition 2 Corp. is a British Virgin Islands company incorporated in January 2021 as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the U.S. federal securities laws with respect to the Business Combination transaction between LAX and EUDA Health. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of LAX’s and EUDA Health’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of LAX and EUDA Health. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the prospectus filed by LAX in connection with its initial public offering on November 22, 2021. Important factors, among others, that may affect actual results or outcomes include: the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect EUDA Health or the expected benefits of the business combination, if not obtained; the failure to realize the anticipated benefits of the business combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of LAX prior to the business combination, and EUDA Health following the business combination, to maintain the listing of LAX’s shares on NASDAQ; costs related to the business combination; and the outcome of any legal proceedings that may be instituted against LAX or EUDA Health related to the business combination. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: EUDA Health’s limited operating history and history of net losses; EUDA Health’s ability to manage growth; EUDA Health’s ability to execute its business plan; EUDA Health’s estimates of the size of the markets for its products; the rate and degree of market acceptance of EUDA Health’s products; EUDA Health’s ability to identify and integrate acquisitions; potential litigation involving the Company or EUDA Health or the validity or enforceability of EUDA Health’s intellectual property; and general economic and market conditions impacting demand for EUDA Health’s products and services.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LAX nor EUDA Health presently know, or that LAX and EUDA Health currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LAX and EUDA Health’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of LAX and EUDA Health described above. LAX and EUDA Health anticipate that subsequent events and developments will cause their assessments to change. However, while LAX and EUDA Health may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing LAX or EUDA Health’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Matthew Hausch

PR: Zach Kadletz

Phone: (949) 574-3860

E-mail : EUDA@gatewayir.com